SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2003

SPX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation or organization)

1-6498 (Commission File Number)	38-1016240 (I.R.S. Employer Identification No.)

13515 Ballantyne Corporate Place Charlotte, North Carolina (Address of principal executive offices)	28277 (Zip Code)

Registrant’s telephone number, including area code (704) 752-4400

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.

99.1	Press Release issued June 4, 2003 announcing updated versions of Investor Presentation and Frequently Asked Questions on SPX’s Internet homepage.

Item 9.    Regulation FD Disclosure.

On June 4, 2003, we issued a press release, filed as Exhibit 99.1 hereto and incorporated herein by reference. This press release announces that updated versions of “Investor Presentation” and “Frequently Asked Questions” are currently available on SPX’s Internet homepage. SPX’s Internet home page contains updated financial and other information regarding SPX.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: June 4, 2003	By:	/S/ PATRICK J. O’LEARY
	Name:	Patrick J. O’Leary
	Title:	Vice President Finance, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release issued June 4, 2003 announcing updated versions of Investor Presentation and Frequently Asked Questions on SPX’s Internet homepage.